Exhibit 10.2.5

INVESTMENT MANAGEMENT AGREEMENT

WHITE MOUNTAINS ADVISORS LLC, a Delaware limited liability company (the “Advisor”), having an address at 200 Hubbard Road, Guilford, Connecticut 06437, and OneBeacon Insurance Group, Ltd., an exempted limited liability company organized under the laws of Bermuda (the “Client”), having an address at One Beacon Lane, Canton, Massachusetts 02021, and each affiliate company of the Client listed on Schedule B, and each having an address at One Beacon Lane, Canton, Massachusetts 02021, or which hereinafter becomes a party to this Agreement (each, an “Affiliated Company”, and collectively, the “Affiliated Companies”), hereby enter into this Investment Management Agreement (this “Agreement”), dated as of October 1, 2010 and hereby agree that the Advisor shall act as discretionary advisor with respect to certain assets of the Client and the Affiliated Companies described below (the “Investment Account”) on the following terms and conditions:

1.                                       Investment Account.  The Investment Account shall consist of the cash and securities of the Client and the Affiliated Companies managed by the Advisor pursuant to this Agreement.

2.                                       Authority.  The Client and each Affiliated Company hereby appoint the Advisor as advisor for the portion of the Investment Account comprised of its investment assets. Except as may be separately agreed in writing among the Advisor, the Client and any Affiliated Company from time to time, the Advisor hereby agrees to direct the investments in the Investment Account in accordance with the investment guidelines agreed upon by the Client, each Affiliated Company and the Advisor from time to time (the “Standard Guidelines”).  Any other agreement by the Advisor, and the Client or an Affiliated Company to manage investment assets in a manner deviating from the Standard Guidelines shall be in writing.  The board of directors (or other similar governing body) of the Client and each Affiliated Company shall oversee the activities of the Advisor pursuant to this Agreement and shall retain ultimate authority over the Investment Account, in each case, in relation to their respective investment assets. In addition, the Advisor agrees to provide treasury management advisory services specific to the Investment Account (“Treasury Management Services”), as directed by the Client or any Affiliated Company.  The Treasury Management Services include, without limitation, (i) executing investment transactions to support short-term treasury cash requirements, (ii) settling inter-company and dividend treasury transactions with cash and securities, (iii) settling quarterly tax liability payments from the Investment Account, (iv) providing preliminary valuation for securities supporting treasury transactions, (v) assisting the Client or any Affiliated Company in evaluating securities lending programs administered by custodians designated by the Client or such Affiliated Company and acceptable to the Advisor, and (vi) collaborating with the Client or any Affiliated Company to provide treasury transaction support to custodians and accounting servicing providers designated by the Client or such Affiliated Company and acceptable to the Advisor.

3.                                       Advisor’s Discretionary Authority.  Subject to Section 2, the Advisor shall have full discretion and authority as agent and attorney-in-fact for the Client and each Affiliated Company: (a) to make all investment decisions in respect of the Investment Account on behalf of the Client and the Affiliated Companies and, except as otherwise provided in this Agreement, at the sole risk of the Client and the Affiliated Companies; (b) to buy, sell, exchange, convert, liquidate or otherwise trade in respect of the Investment Account in any stock, bond or other security or investment, including without limitation private investment funds, hedge funds, and other pooled investment vehicles (such private investment funds, hedge funds, and other pooled investment vehicles collectively referred to as “Funds”); (c) to facilitate the subscription for, redemption or transfer of interests in Funds (including but not limited to performing such acts and executing such documents as may be necessary to subscribe or redeem interests in Funds) and (d) in furtherance of the foregoing, to do anything which the Advisor shall deem requisite, appropriate or advisable in connection therewith, including, without limitation, the placing of orders with respect to, and arrangement for, any of the foregoing, and the selection of such brokers, dealers, sub-advisors and others as the Advisor shall determine in its absolute discretion.  The Advisor will be responsible for engaging, contracting with, monitoring and terminating sub-advisors; however, no sub-advisor shall be given discretionary authority over the Investment Account without the prior approval of the Client, and to the extent affecting the investment assets of any Affiliated Company, such Affiliated Company.

4.                                       Liability.  In the performance of its services, the Advisor will not be liable for any error in judgment or any acts or failures to act except those resulting from the Advisor’s gross negligence, willful misconduct or malfeasance.  Nothing herein shall in any way constitute a waiver or limitation of any right of any person under any applicable U.S. federal or state securities laws.  The Advisor shall have no responsibility or liability whatsoever in respect of assets outside the Investment Account.

5.                                       Custody.  Investment Account assets shall be held in one or more separately identified accounts in the custody of one or more banks, trust companies, brokerage firms or other entities designated by the Client and each Affiliated Company, and acceptable to the Advisor.  The Advisor will communicate its investment purchase, sale and delivery instructions directly with the appropriate custodian or other qualified depository.  The Client and each Affiliated Company shall be responsible for its respective custodial arrangements and the payment of all related custodial charges and fees, and the Advisor shall have no responsibility or liability with respect to custody arrangements or the acts, omissions or other conduct of the custodians.

6.                                       Brokerage.  When placing orders for the execution of transactions for the Investment Account, the Advisor may allocate all transactions to such brokers or dealers, for execution on such markets, at such prices and commission rates, as are selected by the Advisor in its sole discretion.  In selecting brokers or dealers to execute transactions, the Advisor need not solicit competitive bids and does not have an obligation to seek the lowest available commission cost.  It is not the Advisor’s practice to negotiate “execution only” commission rates, and, in negotiating commission rates, the Advisor shall take into account the financial stability and reputation of brokerage firms and brokerage and research services provided by such brokers.  The Client or any Affiliated Company may be deemed to be paying for research provided or paid for by the broker which is included in the commission rate although the Client or such Affiliated Company may not, in any particular instance, be the direct or indirect beneficiary of the research services provided.  Research furnished by brokers may include, but is not limited to, written information and analyses concerning specific securities, companies or sectors; market, finance and economic studies and forecasts; certain financial publications; statistics and pricing services; discussions with research personnel; and certain software and data bases utilized in the investment management process.  The Client and each Affiliated Company acknowledge that since commission rates are generally negotiable, selecting brokers on the basis of considerations which are not limited to applicable commission rates may at times result in higher transaction costs than would otherwise be obtainable.

The Advisor is hereby authorized to, and the Client and each Affiliated Company acknowledges that the Advisor may, aggregate orders on behalf of the Investment Account with orders on behalf of other clients of the Advisor.  In such event, the allocation of the securities purchased or sold and the expenses incurred in the transaction shall be made in a manner that the Advisor considers to be fair and equitable to all of its clients, including the Client and the Affiliated Companies, and that is consistent with the allocation policies and procedures adopted and implemented by the Advisor, copies of which will be made available to clients upon request.

7.                                       Representations and Warranties.

a)                    The Client and each Affiliated Company represents, warrants and agrees that:

(i)                         it has full legal power and authority to enter into this Agreement;

(ii)                      the appointment of the Advisor hereunder is permitted by the Client’s or such Affiliated Company’s governing documents and has been duly authorized by all necessary corporate or other action;

(iii)                     it will indemnify the Advisor and hold it harmless against any and all losses, costs, claims and liabilities which the Advisor may suffer or incur arising out of any material breach of its representations and warranties herein;

(iv)                it is not (a) an employee benefit plan, (b) an IRA, (c) a “benefit plan investor” subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or (d) an entity in which the participation by ‘benefit plan investors” is “significant’, as those terms are defined in regulations issued by the U.S. Department of Labor; and

(v)               it understands that the Advisor will be relying upon the representations and information provided herein or in connection herewith by the Client and/or the Affiliated Companies in completing and entering into subscription agreements on behalf of the Investment Account.

b)                   The Advisor represents, warrants and agrees that:

(i)                          it has full legal power and authority to enter into this Agreement;

(ii)                       it is registered as an investment adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

(iii)                    entering into this Agreement is permitted by the Advisor’s governing documents and has been duly authorized by all necessary corporate or other action;

(iv)                   it will indemnify the Client and each Affiliated Company and hold it harmless against any and all losses, costs, claims and liabilities which the Client and/or such Affiliated Company may suffer or incur arising out of any material breach of any representations and warranties of the Advisor;

(v)                      it has established Anti-Money Laundering Policy & Procedures pursuant to Section 352 of the USA Patriot Act; and,

(vi)                   it endeavors to value all securities at fair market value in a manner determined by the Advisor to be consistent with (1) its Valuations Policies and Procedures, as may be amended from time to time, and (2) industry practice.  A copy of these policies and procedures is available to clients upon request. The Advisor will not serve as the official pricing agent with respect to the Investment Account but may provide recommendations regarding fair valuation, if the Client or an Affiliated Company so requests.

8.                                       Reports.  The Advisor shall provide the Client and each Affiliated Company with reports on the status of the Investment Account on a monthly basis.  All records maintained pursuant to this Agreement shall be subject to examination by the Client and, as it relates to its own investment assets, each Affiliated Company, and by persons authorized by it, or by appropriate governmental authorities, at all times upon reasonable notice.  The Advisor shall provide copies of trade tickets, custodial reports and other records that the Client and/or any Affiliated Company shall reasonably require for accounting or tax purposes.

9.                                       Management Fee, Treasury Management Fee and Expenses.

(a) The Advisor will be paid a quarterly management fee and Treasury Management Fee (the “Management Fee”) for its investment advisory and Treasury Management Services provided hereunder, determined in accordance with Schedule A to this Agreement.  For purposes of Schedule A, the Management Fee shall be calculated treating the Investment Account as a single pool.  The Management Fee shall be borne by the Client and the Affiliated Companies pro rata based on respective Investment Account assets.  During the term of this Agreement, the Management Fee shall be billed and payable in arrears on a quarterly basis within sixty (60) days after the last day of each calendar quarter based upon the value of the Investment Account as of the last day of the said calendar quarter.  The Management Fee shall be pro-rated for any partial quarter.  Capital inflows and outflows will be time-weighted so that the Management Fee will be charged for only the period of time such assets are actually managed by the Advisor.  In the event that the

Management Fee is to be paid by the custodian out of the Investment Account, the Client and/or the relevant Affiliated Company will provide written authorization to the custodian.

(b) The Client or an Affiliated Company shall be responsible for all expenses incurred directly in connection with transactions effected on behalf of the Client or such Affiliated Company pursuant to this Agreement.  These expenses shall include but are not limited to (i) custodial fees; (ii) PAM accounting service fees, (iii) Charles River (or other) compliance service fees, (iv) investment expenses such as commissions; and (v) other expenses reasonably related to the purchase, sale or transmittal of Investment Account assets, provided that the Advisor shall be responsible for research fees and expenses.

(c) Sub-advisory management or performance fees (“Sub-advisor Fees”), if any, will be borne by the Client and/or the affected Affiliated Companies, as appropriate, provided that said fees have been approved in advance by the Client and/or the affected Affiliated Company.  No Management Fee shall accrue on any assets with respect to which Sub-advisor Fees are paid.  At the Advisor’s discretion, Sub-advisor Fees may be structured to be paid directly to the sub-advisor by the Client or Affiliated Companies or be paid by the Advisor and reimbursed by the Client or Affiliated Companies without any markup.  Any Management Fees incurred in connection with transactions conducted by the Advisor with regard to interests in Funds will be borne by the Client or the affected Affiliated Companies.

10.                                 Confidential Relationship.  All information and advice furnished by any party to another party pursuant to this Agreement shall be treated by the receiving party as confidential and shall not be disclosed to third parties except as required by law.

11.                                 Assignment.  This Agreement may not be assigned (within the meaning of the Advisers Act) by any party without the written consent of the other party, and any assignment without such consent shall automatically cause the termination hereof.

12.                                 Directions to the Advisor.  All directions by or on behalf of the Client or an Affiliated Company to the Advisor shall be in writing and may be delivered in any manner permitted by Section 16.  The Advisor (i) shall be fully protected in relying upon any such writing that the Advisor believes to be genuine and to be signed or presented or sent by the proper person or persons (ii) shall be under no duty to make any investigation or inquiry as to any statement contained therein and (iii) may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained.

13.                                 Services to Other Clients.  It is understood that the Advisor acts as investment advisor to other clients and may give advice and take action with respect to such clients that differs from the advice given or the action taken with respect to the Investment Account.  Nothing in this Agreement shall restrict the right of the Advisor, its members, managers, officers, employees or affiliates to perform investment management or advisory services for any other person or entity, and the performance of such service for others shall not be deemed to violate or give rise to any duty or obligation to the Client and/or the Affiliated Companies.

14.                                 Investment by the Advisor for Its Own Account.  Nothing in this Agreement shall limit or restrict the Advisor or any of its members, managers, officers, employees or affiliates from buying, selling or trading any securities for its or their own account or accounts.  The Client and each Affiliated Company acknowledges that the Advisor and its members, managers, officers, employees, affiliates and other clients may at any time have, acquire, increase, decrease or dispose of securities which are at or about the same time acquired or disposed of for the account of the Client or an Affiliated Company.  The Advisor shall have no obligation to purchase or sell for the Investment Account or to recommend for purchase or sale by the Investment Account any security that the Advisor or its members, managers, officers, employees or affiliates may purchase or sell for itself or themselves or for any other client.

15.                                 Proxies.  Subject to any other written instructions of the Client or any Affiliated Company, the Advisor is hereby appointed as the agent and attorney-in-fact of the Client and each Affiliated Company in its discretion to vote, convert or tender in an exchange or tender offer any securities in the Investment Account; to execute proxies, waivers, consents and other instruments with respect to such securities; to endorse, transfer or deliver such securities; and to participate in or consent to any plan of reorganization, merger, combination, consolidation, liquidation or similar plan with reference to such securities.  The Advisor shall not incur any liability to the Client or any Company Affiliate by reason of any exercise of, or failure to exercise, any such discretion.

16.                                 Notices.  All notices and instructions with respect to securities transactions or any other matters contemplated by this Agreement shall be deemed duly given when actually received by the intended party in writing, via facsimile, or e-mail or by first-class mail to the following addresses: (a) if to the Advisor, at its address set forth above, Attention: Chief Financial Officer, if by facsimile to 203.458.0754 and if by e-mail, mplourde@whitemountainsadvisors.com or (b) if to the Client or any Affiliated Company, at its address set forth above, Attention: Chief Financial Officer, if by facsimile to 781.332.7704, and if by e-mail, pmcdonough@onebeacon.com.  Any of the Advisor, the Client or an Affiliated Company may change its physical address, facsimile number or e-mail address or specify a different manner of addressing itself by giving notice of such change in writing to the other party.

17.                                 Joining and Severing Affiliated Companies.  From time to time while this Agreement remains in effect, the Client may cause any other of its affiliates to become an Affiliated Company hereunder by executing a written agreement among the Client, the Advisor and such affiliate in a form reasonably acceptable to each of them, after which the affiliate shall, for all purposes, be treated as an “Affiliated Company” hereunder, including, without limitation, granting the authorities, making the representations and warranties and accepting the obligations of an Affiliated Company in this Agreement.  From time to time, the Client and/or the Advisor may sever any Affiliated Company from this Agreement by executing a written agreement among the Client, the Advisor and such Affiliated Company in a form reasonably acceptable to each of them, after which the Affiliated Company shall no longer be treated as being party to this Agreement.  The Advisor will periodically update Schedule B to reflect the addition or removal of Affiliated Companies.

18.                                 Entire Agreement; Amendment.  This Agreement sets forth the entire agreement of the parties with respect to management of the Investment Account, supersedes any previous Investment Management Agreement between the Advisor and the Client or any Affiliated Company and shall not be amended except by an instrument in writing signed by the parties hereto.

19.                                 Arbitration.  Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled by arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.  All arbitration expenses shall be borne equally by the Advisor, on the one hand, and the Client and any affected Affiliated Company, on the other hand.  Any arbitration proceeding arising under this Agreement will be conducted in the County of New York in the State of New York or such other location as the parties mutually agree.

20.                                 Termination.  This Agreement shall continue in force from the date hereof until terminated by either party without penalty by written notice to the other party at least sixty (60) days prior to the date upon which such termination is to become effective, provided that the Client shall honor any trades executed but not settled before the date of any such termination.  Upon termination of this Agreement, (i) any accrued and unpaid Management Fee hereunder, (ii) accrued reimbursable expenses and (iii) any reasonable additional expenses incurred in closing out the Account shall be paid by the Client or the relevant Affiliated Company to the Advisor.  Termination of this Agreement will not affect any accrued rights, indemnities, existing commitments or any contractual provisions intended to survive termination.  The Advisor may direct the custodian to retain assets in the Investment Account to settle committed transactions.

21.                                 Severability.  If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other persons or circumstances.

22.                                 Governing Law.  To the extent that the interpretation or effect of this Agreement shall depend on state law, this Agreement shall be governed by and construed in accordance with the laws of the State of New York.

23.                                 Effective Date.  This Agreement shall become effective on the first date written above.

24.                                 Receipt of Disclosure Statement.  The Client and each Affiliated Company acknowledges receipt of a copy of Part II of the Advisor’s Form ADV in compliance with Rule 204-3(b) under the Investment Advisers Act of 1940, as amended, more than 48 hours prior to the date of execution of this Agreement.  The Advisor shall annually and without charge, upon request by the Client, deliver to the Client the current version of such form or a written document containing the information then required to be contained in such form.

25.                                 Counterparts.  This Agreement may be executed in two counterparts, each one of which shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives as of the date first written above.

ADVISOR:		CLIENT:

WHITE MOUNTAINS ADVISORS LLC		ONEBEACON INSURANCE GROUP, LTD.

By:	/s/ Manning Rountree	By:	/s/ Jane E. Freedman

Print:	Manning Rountree	Print:	Jane E. Freedman

Title:	President	Title:	Secretary and Associate General Counsel

AFFILIATED COMPANIES:

MILL SHARES HOLDINGS (BERMUDA) LTD.

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Vice President and Assistant Secretary

ONEBEACON HOLDINGS (GIBRALTAR) LIMITED

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Director

ONEBEACON HOLDINGS (LUXEMBOURG) S.A.R.L.

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Manager

WM BELVAUX (LUXEMBOURG) S.A.R.L.

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Manager

ONEBEACON INVESTMENTS (LUXEMBOURG) S.A.R.L.

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Manager

WM FINDEL (LUXEMBOURG) S.A.R.L.

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Manager

WM KEHLEN (LUXEMBOURG) S.A.R.L.

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Manager

WM QUEENSWAY (GIBRALTAR) LIMITED

By:	/s/ Jane E. Freedman

Print:	Jane E. Freedman

Title:	Director

ONEBEACON INSURANCE GROUP LLC

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON U.S. ENTERPRISES HOLDINGS, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON U.S. FINANCIAL SERVICES, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON U.S. HOLDINGS, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ATLANTIC SPECIALTY INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

AUTOONE INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

AUTOONE SELECT INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

THE CAMDEN FIRE INSURANCE ASSOCIATION

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

THE EMPLOYERS’ FIRE INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ESSENTIA INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

HOMELAND INSURANCE COMPANY OF NEW YORK

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

THE NORTHERN ASSURANCE COMPANY OF AMERICA

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON AMERICA INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON LLOYD’S OF TEXAS

By ONEBEACON LLOYD’S, INC., its Attorney-in-Fact

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON MIDWEST INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

PENNSYLVANIA GENERAL INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

POTOMAC INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

TRADERS & GENERAL INSURANCE COMPANY

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON CHARITABLE TRUST

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Authorized Signatory

A.W.G. DEWAR, INC.

By:	/s/ Dennis R. Smith

Print:	Dennis R. Smith

Title:	Assistant Secretary

AUTOONE INSURANCE AGENCY, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

EBI CLAIMS SERVICES, LLC

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

NATIONAL MARINE UNDERWRITERS, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON ENTERTAINMENT, LLC

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON LLOYD’S, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON PROFESSIONAL INSURANCE, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON RISK MANAGEMENT, INC.

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON SERVICES, LLC

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

ONEBEACON SPORTS AND LEISURE, LLC

By:	/s/ Todd C. Mills

Print:	Todd C. Mills

Title:	Treasurer

SCHEDULE A

FEE SCHEDULE

Investment Account

Assets Under Management	Annual Fee	Quarterly Fee

Investment Grade Fixed Income

Up to $1 billion	10.0 bps	2.500 bps
Next $2 billion	8.5 bps	2.125 bps
Next $3 billion	7.5 bps	1.875 bps
Greater than $5 billion	2.5 bps	0.625 bps

High Yield	25.0 bps	6.250 bps

Equities	100.0 bps	25.000 bps

Hedge Funds	100.0 bps	25.000 bps

Private Equities & Deferreds
First 2 Years of Fund’s Life
(Committed)	100.0 bps	25.000 bps
Thereafter (Fair Value)	100.0 bps	25.000 bps

Affordable Housing Credit Funds
First Year of Fund’s Life
(Committed)	100.0 bps	25.000 bps
Thereafter (Fair Value)	10.0 bps	2.500 bps

Treasury Management Services.  The advisor will be paid a quarterly fee for the treasury management services computed at the annual rate of 1.75 basis points (0.0175%) of the aggregate value of the net assets of the client’s investment account on an annual basis.

SCHEDULE B

AFFILIATED COMPANIES

MILL SHARES HOLDINGS (BERMUDA) LTD.

ONEBEACON HOLDINGS (GIBRALTAR) LIMITED

ONEBEACON HOLDINGS (LUXEMBOURG) S.A.R.L.

WM BELVAUX (LUXEMBOURG) S.A.R.L.

ONEBEACON INVESTMENTS (LUXEMBOURG) S.A.R.L.

WM FINDEL (LUXEMBOURG) S.A.R.L.

WM Kehlen (Luxembourg) S.A.R.L.

WM Queensway (Gibraltar) Limited

OneBeacon Insurance Group LLC

OneBeacon U.S. Enterprises Holdings, Inc.

OneBeacon U.S. Financial Services, Inc.

OneBeacon U.S. Holdings, Inc.

Atlantic Specialty Insurance Company

AutoOne Insurance Company

AutoOne Select Insurance Company

The Camden Fire Insurance Association

The Employers’ Fire Insurance Company

Essentia Insurance Company

Homeland Insurance Company of New York

The Northern Assurance Company of America

OneBeacon America Insurance Company

OneBeacon Insurance Company

OneBeacon Lloyd’s of Texas

OneBeacon Midwest Insurance Company

Pennsylvania General Insurance Company

Potomac Insurance Company

Traders  & General Insurance Company

OneBeacon Charitable Trust

A.W.G. Dewar, Inc.

AutoOne Insurance Agency, Inc.

EBI Claims Services, LLC

National Marine Underwriters, Inc.

OneBeacon Entertainment, LLC

OneBeacon Lloyd’s, Inc.

OneBeacon Professional Insurance, Inc.

OneBeacon Risk Management, Inc.

OneBeacon Services, LLC

OneBeacon Sports and Leisure, LLC

NEW JERSEY ADDENDUM TO

INVESTMENT MANAGEMENT AGREEMENT

WHITE MOUNTAINS ADVISORS LLC, a Delaware limited liability company (the “Advisor”), having an address at 200 Hubbard Road, Guilford, Connecticut 06437, and THE CAMDEN FIRE INSURANCE ASSOCIATION, a New Jersey corporation (the “Company”) , having an address at One Beacon Lane, Canton, Massachusetts 02021, hereby enter into this New Jersey Addendum dated as of  October 1, 2010 (this “Addendum”), and agree that the Investment Management Agreement of even date herewith (the “Agreement”) among the Advisor, the Company and certain other parties is hereby amended as between the Advisor and the Company as follows:

1.             Section 18 of the Agreement is hereby amended by adding the following sentence at the end:  “In addition, no assignment, amendment, modification or termination of this Agreement shall be effective unless such assignment, amendment, modification or termination is (i) filed with the New Jersey Department of Banking and Insurance at least thirty (30) days prior to the proposed effective date, (ii) not disapproved by said Department, (iii) made in writing, and (iv) signed by the parties hereto.”

2.             The first sentence of Section 19 of the Agreement is hereby amended to read in its entirety as follows:  “Any controversy or claim arising out of or relating to this Agreement, or the breach of the same, shall be settled by arbitration in accordance with the rules of the American Arbitration Association,  the decision of the arbitrators shall be final and binding on the parties involved, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction.”

3.             Except as expressly modified by this Addendum between the Advisor and the Company, the Agreement is hereby ratified in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their respective duly authorized representatives as of the date first written above.

WHITE MOUNTAINS ADVISORS LLC		THE CAMDEN FIRE INSURANCE ASSOCIATION

By:	/s/ Manning Rountree	By:	/s/ Todd C. Mills

Print:	Manning Rountree	Print: Todd C. Mills

Title:	President	Title: Treasurer

1